SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 13, 1996

                             Tel-Save Holdings, Inc.

               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-26728                   23-2827736
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


     6805 Route 202, New Hope, PA                                18938
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    (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code 215-862-1500





          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  Financial Statements and Exhibits.

              (a) Financial statements of businesses acquired.

                  If applicable, financial statements for the business acquisition described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date hereof.

              (b) Pro forma financial information.

                  If applicable, Pro forma financial information for the transaction described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date hereof.

              (c) Exhibits

                  2.1 Restructuring  Agreement  dated as of December 13, 1996 by and between Tel-Save Holdings, Inc. and Tel-Save, Inc. and American Business Alliance, Inc., Sam Means, Scott Arch, Ellen Arch, the Voting Trust U/A dated September 1, 1993 under which Ralph Arch is the Trustee, and Ralph Arch.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Tel-Save Holdings, Inc.
                                               (Registrant)


Date: February 3, 1997                         By:/s/ Joseph Schenk
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                                                  Chief Financial Officer and
                                                  Treasurer